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                                                                  Exhibit 10.11

     THE SECURITIES EVIDENCED BY THIS WARRANT OR ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE BLUE SKY LAWS AND ARE SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH APPLICABLE BLUE SKY LAWS OR AN EXEMPTION THEREFROM.

Warrant No.                                                      April 7, 1998

                         GIGA INFORMATION GROUP, INC.

                           (a Delaware Corporation)

                         COMMON STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, ____________________________ and permitted assigns ("Warrantholder"), is entitled to purchase from Giga Information Group, Inc., a Delaware corporation (the "Company"), on the terms and conditions contained herein, _______________________ (_______) shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), at a price of One Dollar ($1.00) per share (the "Warrant Price"). This Common Stock Purchase Warrant (the "Warrant") is issued pursuant to a Bridge Loan and Warrant Purchase Agreement (the "Loan and Warrant Purchase Agreement"), dated April 7, 1998, among the Company and the Lender and is subject to the terms and conditions of the Loan and Warrant Purchase Agreement. This Warrant is being issued simultaneously with the Note issued pursuant to the Loan and Warrant Purchase Agreement. Capitalized terms used herein but not defined herein shall have the meaning assigned to them in the Loan and Warrant Purchase Agreement.

1. Exercisability of Warrant/Conversion. This Warrant shall be exercisable on the date of the IPO. The Note and this Warrant shall be automatically converted on February 1, 1999 (unless the IPO has closed prior to such time) into shares of Series D Preferred Stock of the Company ("Series D Preferred Stock") and the number of Warrants as provided in the Note. If this Warrant is converted on the Conversion Date as set forth in the Note this Warrant shall be null and void.

     2. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange. This Warrant may be exercised by Warrantholder, in whole or in part, by the surrender of this Warrant at the principal office of the Company at One Longwater Circle, Norwell, MA 02061, and by (a) the payment to the Company of the then applicable Warrant Price of the Common Stock being purchased, which Warrant Price may be paid, in whole or in part, by the delivery of



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cash or check payable to the order of the Company or cancellation of indebtedness (including accrued but unpaid interest) of the Company to the Warrantholder evidenced by a promissory note issued pursuant to the Loan and Warrant Purchase Agreement in an amount equal to such Warrant Price, and (b) delivery to the Company of a notice of exercise executed by Warrantholder in the form attached hereto as Attachments 1. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to Warrantholder within a reasonable time after the rights represented by this Warrant shall have been so exercised, and unless this Warrant has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised or that may become exercisable after such date, shall also be issued to Warrantholder within such time. In lieu of exercising this Warrant for a specified number of shares of Common Stock (the "Exercised Shares") and paying the aggregate Warrant Price therefor (the "Exercise Price"), Warrantholder may elect, at any time prior to the expiration of this Warrant, to receive a number of shares of Common Stock equal to the number of Exercised Shares minus that number of shares of Common Stock having an aggregate Fair Market Value equal to the Exercise Price. Following such election, the number of shares of Common Stock covered by this Warrant shall be deemed automatically reduced by the number of Exercised Shares. For purposes of this Warrant, the "Fair Market Value" shall mean the closing sales prices of Common Stock quoted on the Nasdaq National Market or, if then traded on a national securities exchange, the average closing prices of Common Stock on the principal national securities exchange on which listed or, if quoted on the Nasdaq over-the-counter system, the average of the mean of the closing bid and asked prices of Common Stock quoted on such system, in any such case on each of the ten (10) trading days immediately preceding the date of such conversion, or if not publicly traded, the fair market value per share determined by the Board of Directors of the Company in good faith.

     3. Stock Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all liens and encumbrances. The Company covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, it shall reserve for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant at least the maximum number of shares of Common Stock as are issuable upon the exercise of the rights represented by this Warrant.

     4. Restrictions on Transferability of Securities; Compliance with Securities Act.

           (a) Restrictions on Transferability. This Warrant and the shares of Common Stock issuable hereunder shall not be transferable except upon the conditions specified in this Section 4, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"). Each holder of this Warrant or the Common
Stock issuable hereunder will cause any proposed transferee of the Warrant or such Common Stock to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 4. Prior to the Maturity Date of the Note issued

                                      2.




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simultaneously herewith, this Warrant is subject to the transfer restrictions set forth in the Note and may not be transferred except to the transferee of such Note.

           (b) Restrictive Legend. Each certificate representing (i) this Warrant, (ii) the shares of Common Stock issued upon exercise of the Warrant and (iii) any other securities issued in respect of such shares of Common Stock upon any stock split, stock dividend or similar event (collectively, the "Restricted Securities"), shall (unless otherwise permitted by the provisions of Section 4(c) below or unless such securities have been registered under the Securities Act) be imprinted with the following legend, in addition to any legend required under applicable state securities laws:

     THESE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

     Upon request of a holder of a certificate with such legend imprinted thereon, the Company shall remove the foregoing legend therefrom or, if appropriate, issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received the opinion referred to in Section 4(c) to the effect that any transfer by such holder of the securities evidenced by such certificate will be exempt from the registration and/or qualification requirements of, and that such legend is not required in order to establish compliance with the Securities Act, and if applicable, any state securities laws under which transfer restrictions on such securities had been previously imposed.

           (c) Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4(c). Prior to any proposed transfer of any Restricted Securities, the holder thereof shall give ten (10) days prior written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the transferee and the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 4(b) above.

     5. Adjustment of Purchase Price and Number of Shares of Common Stock. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as follows:

                                      3.




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           (a)  Consolidation, Merger, Reorganization, Etc. If the Company at
any time while this Warrant remains outstanding and unexpired shall consolidate with or merge into any other corporation, reorganize or reclassify, or in any manner change the securities then purchasable upon the exercise of this Warrant, then upon consummation thereof this Warrant shall thereafter represent the right of Warrantholder to receive, to the extent this Warrant is exercisable as provided above in Section 1, in lieu of shares of Common Stock, the cash or such number of securities to which Warrantholder would have been entitled upon consummation thereof if Warrantholder had exercised this Warrant immediately prior thereto. Upon any such event, an appropriate adjustment shall also be made to the Warrant Price, if necessary in the good faith judgment of the Board of Directors of the Company, to preserve the economic benefit intended to be conferred upon Warrantholder in accordance with its terms.

           (b) Subdivision or Combination of Shares; Dividends and Distribution of Common Stock. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, or take a record of the holders of its Common Stock for the purpose of entitling them to receive without payment a dividend payable in, or other distribution of, Common Stock or other securities, then the number of shares of Common Stock purchasable hereunder shall be adjusted to that number determined by multiplying the number of shares purchasable upon the exercise of this Warrant immediately prior to such adjustment by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such subdivision, combination, dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision, combination, dividend or distribution. In addition, the Warrant Price shall be adjusted to that price determined by multiplying the Warrant Price in effect immediately prior to such subdivision, combination, dividend or distribution by a fraction (x) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision, combination, dividend or distribution, and (y) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such subdivision, combination, dividend or distribution.

           (c) Certificate as to Adjustments. Upon the occurrence of each adjustment pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment in accordance with the terms hereof and shall
(i) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the exercise of this Warrant and the Warrant Price in effect and (ii) cause a copy of such statement to be mailed to Warrantholder promptly after the date when the circumstances giving rise to the adjustment occurred.

     6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder but in lieu of such fractional shares, the Company shall make a cash payment therefor upon the basis of the Fair Market Value of the Common Stock on the date of such exercise.

                                      4.




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     7.   No Shareholder Rights. This Warrant, by itself and distinguished from any securities purchased hereunder, shall not entitle Warrantholder to any of the rights of a shareholder of the Company.

     8. Registration Rights. Upon exercise of this Warrant, the Warrantholder shall have and be entitled to exercise, together with all other holders of registrable securities possessing registration rights under that certain Registration Rights Agreement dated November 13, 1995, as amended, (the "Registration Rights Agreement"), the rights of registration granted under the Registration Rights Agreement (with respect to the Shares issued upon exercise of this Warrant).

     9. Notices. All notices and other communications from the Company to the holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

     10. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.

     11. Expiration of Warrant. This Warrant shall terminate and expire and shall no longer be exercisable on and after 5:00 P.M. on April 7, 2008.

                                      5.


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     IN WITNESS WHEREOF, this Warrant has been duly executed and issued by a
duly authorized officer of the Company as of this    day of April, 1998.


                         GIGA INFORMATION GROUP, INC.

                         a Delaware corporation

                         By:
                            --------------------------
                            Name:
                            Title:


                                      6.




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                                 Attachment 1

NOTICE OF EXERCISE

TO:      GIGA INFORMATION GROUP, INC.

     1. The undersigned hereby elects to purchase               shares of the
Common Stock of Giga Information Group, Inc. pursuant to the terms of the attached Warrant, and [tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any][directs the Company to
issue        shares, and to withhold        shares in lieu of payment of the
Warrant Price, as described in Section 2 of the Warrant].

     2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                               -----------------
                                    (Name)

                               -----------------
                                   (Address)

-----------------------------------         ------------------------------------
(Date)                                      (Name of Warrantholder)


                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------






                                     1-I.